                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report: July 19, 2000

                                    333-26943
                            (Commission File Number)

                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                           04-3084238
      (State or Other Jurisdiction      (I.R.S. Employer Identification No.)
           of Incorporation)

                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                            62-1427775
      (State or Other Jurisdiction      (I.R.S. Employer Identification No.)
           of Incorporation)

Tyson Place, Suite 200, 2607 Kingston Pike
            Knoxville, TN                            37919-4048
(Address of Principal Executive Offices)             (Zip Code)

                                 (423) 329-5300
              (Registrant's Telephone Number, Including Area Code)


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                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.

ITEM 5.  OTHER EVENTS.

         Moll Industries, Inc., formerly known as Anchor Advanced Products, Inc. (the "Company"), and Anchor Holdings, Inc. have announced that the Company has amended the terms of its tender offer for a portion of its outstanding $100 million principal amount of 11-3/4% Senior Notes due 2004 (the "Offer") and the terms of a consent solicitation relating to the Notes, including the amount of consideration offered as a purchase price for the Notes.

         In connection with the Offer, the Company has also amended the provisions of certain proposed amendments to the documents under which the Notes were issued.

         The Offer has been extended and will expire at 5:00 p.m., New York City time, on August 1, 2000, unless extended further.

         On July 18, 2000, the Company issued a press release relating to the amendment of the Offer. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits


     Exhibit No.           Exhibit
     -----------           -------
       99.1                Press Release of the Company, dated July 18, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MOLL INDUSTRIES, INC.

Date: July 19, 2000               By: /s/ William W. Teeple
                                     -----------------------
                                     William W. Teeple
                                     Chief Financial Officer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ANCHOR HOLDINGS, INC.


Date: July 19, 2000               By: /s/ William W. Teeple
                                     -----------------------
                                     William W. Teeple
                                     Chief Financial Officer


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

     Exhibit No.           Exhibit
     -----------           -------
       99.1                Press Release of the Company, dated July 18, 2000.
